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                                                          Exhibit 10.1
                        REVOLVING CREDIT AGREEMENT
                         (Bank Holding Company)

Dated as of June 26, 1998

         This Agreement is between FIRST WESTERN BANCORP, INC., a corporation formed under the laws of the State of Pennsylvania ("Borrower"), and THE NORTHERN TRUST COMPANY, an Illinois banking corporation ("Lender"), with a banking office at 50 South LaSalle Street, Chicago, Illinois 60675.

                               SECTION 1  LOANS

         SECTION 1.1 LOANS. Subject to the terms and conditions of this Agreement, Lender agrees to make loans to Borrower, from time to time from the date of this Agreement through the Termination Date, at such times and in such amounts, not to exceed the Commitment (as defined below) at any one time outstanding, as Borrower may request (the "Loan(s)"). During such period Borrower may borrow, repay and reborrow hereunder. Each borrowing shall be in the amount of at least $100,000 or the remaining unused amount of the Commitment.

         SECTION 1.2 NOTE. The Loans shall be evidenced by a promissory note (the "Note"), substantially in the form of Exhibit A, with appropriate insertions, dated the date hereof, payable to the order of Lender and in the principal amount of the Commitment. Lender may at any time and from time to time at Lender's sole option attach a schedule
(grid) to the Note and endorse thereon notations with respect to each Loan specifying the date and principal amount thereof, the Interest Period (as defined below)(if applicable), the applicable interest rate and rate option, and the date and amount of each payment of principal and interest made by Borrower with respect to each such Loan. Lender's endorsements as well as its records relating to Loans shall be rebuttably presumptive evidence of the outstanding principal and interest on the Loans, and, in the event of inconsistency, shall prevail over any records of Borrower and any written confirmations of the Loans given by Borrower. The principal of the Note shall be payable on or before the Termination Date.

                        SECTION 2  INTEREST AND FEES

         SECTION 2.l INTEREST RATE. Borrower agrees to pay interest on the unpaid principal amount from time to time outstanding hereunder at the following rate per year:

         (a) before maturity of any Loan, whether by acceleration or otherwise, at the option of Borrower, subject to the terms hereof at a rate equal to:

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         (i)  The "Prime-Based Rate", which shall mean the Prime Rate
         (as hereinafter defined) minus the Prime Rate Margin (as defined below);

         (ii) The "Bank Offered Rate", which shall be equal to that rate of interest offered by Lender and accepted by Borrower and fixed for periods of up to one year; or

         (iii) "Federal Funds Rate", which shall mean the weighted average of the rates on overnight Federal funds transactions, with members of the Federal Reserve System only, arranged by Federal funds brokers, plus the Federal Funds Margin (as defined below). The Federal Funds Rate shall be determined by the Lender on the basis of reports by Federal funds brokers to, and published daily by, the Federal Reserve Bank of New York in the Composite Closing Quotations for U.S. Government Securities. If such publication is unavailable or the Federal Funds Rate is not set forth therein, the Federal Funds Rate shall be determined on the basis of any other source reasonably selected by the Lender. The Federal Funds Rate applicable each day shall be the Federal Funds Rate reported as applicable to Federal funds transactions on that date. In the case of Saturday, Sunday or legal holiday, the Federal Funds Rate shall be the rate applicable to Federal funds transactions on the immediately preceding day for which the Federal Funds Rate is reported.

         (b) After the maturity of any Loan, whether by acceleration or otherwise, such Loan shall bear interest until paid at a rate equal to two percent (2%) in addition to the rate in effect immediately prior to maturity (but in any event not less than the Prime Rate in effect at maturity).

         SECTION 2.2 RATE SELECTION. Borrower shall select and change its selection of the interest rate as among the Bank Offered Rate, the Federal Funds Rate and the Prime-Based Rate, as applicable, to apply to at least $100,000 and in integral multiples of $100,000 thereafter of any Loan or portion thereof, subject to the requirements herein stated:

         (a)  At the time any Loan is made;

         (b) At the expiration of a particular Bank Offered Rate selected for the outstanding principal balance of any Loan or portion of any Loan currently bearing interest at the Bank Offered Rate; and

         (c) At any time for the outstanding principal balance of any Loan or portion thereof currently bearing interest at the Prime-Based Rate or the Federal Funds
         Rate.

         SECTION 2.3  RATE CHANGES AND NOTIFICATIONS.

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(a)      Bank Offered Rate. If the Borrower wishes to borrow funds at the Bank Offered Rate or to change the rate of interest on any Loan or portion thereof to the Bank Offered Rate, it shall, at or before l0:00 A.M., Chicago time on the date such borrowing or change is to take effect, which shall be a Banking Day (as hereinafter defined) of the Lender, give written or telephonic notice thereof, which shall be irrevocable. Such notice shall specify the Loan or portion thereof to which the Bank Offered Rate is to apply and the desired Interest Period (but not to exceed the Termination Date).
The Lender shall then in its sole discretion offer or decline to offer a Bank Offered Rate (and if it offers a Bank Offered Rate, the rate of such Bank Offered Rate shall be in the Lender's sole discretion), and the Borrower shall irrevocably accept or decline such particular Bank Offered Rate and the related Loan or portion thereof and confirm such acceptance in writing by letter or other written communication dated and sent the date of such borrowing or change. Without limiting the Borrower's obligations under any other document or instrument, the Lender may in offering such Bank Offered Rate and the related Loan or portion thereof rely without inquiry upon any person whom it reasonably believes to be a party authorized to accept or decline such Bank Offered Rate and the related Loan or portion thereof.

         (b) Federal Funds Rate and Prime-Based Rate. If the Borrower wishes to borrow funds at the Federal Funds
         Rate or the Prime-Based Rate or to change the rate of interest on any Loan to either the Federal Funds Rate or the Prime-Based Rate, it shall, at or before l0:00 A.M., Chicago time on the date such borrowing or change is to take effect, which shall be a banking day of the Lender, give written or telephonic notice thereof, which shall be irrevocable. Such notice shall specify the advance and the desired interest rate option.

         (c) Failure to Notify. If Borrower does not notify Lender at the expiration of a selected Interest Period with respect to any principal outstanding at the Bank Offered Rate, then in the absence of such notice Borrower shall be deemed to have elected to have such principal accrue interest after the respective Bank Offered Rate Interest Period at the Federal Funds Rate. If Borrower does not notify Lender as to its selection of the interest rate option with respect to any new Loan, then in the absence of such notice Borrower shall be deemed to have elected to have such initial advance accrue interest at the Federal Funds Rate.

         SECTION 2.4 INTEREST PAYMENT DATES. Accrued interest shall be paid in respect of each portion of principal to which the Prime-Based Rate or the Federal Funds Rate applies on the last day of each month of each year, beginning with the first of such dates to occur after the date of the first Loan or portion thereof, at maturity, and upon payment in full, and to each portion of principal to which any other interest rate option applies, the end of each respective Interim Maturity Date, every three months, at maturity, and upon payment in full, whichever is earlier or more frequent. After maturity of any installment, interest shall be payable upon demand.

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         SECTION 2.5  ADDITIONAL PROVISIONS WITH RESPECT TO BANK
OFFERED RATE AND FEDERAL FUNDS RATE LOANS.

         The selection by Borrower of the Bank Offered Rate or the Federal Funds Rate and the maintenance of Loans or portions thereof at such rate shall be subject to the following additional terms and conditions:

         (a) Availability of Deposits at a Determinable Rate. If, after Borrower has elected to borrow or maintain any Loan or portion thereof at the Federal Funds Rate, Lender notifies Borrower that reasonable means do not exist for Lender to determine the Federal Funds Rate for the amount and maturity requested, as determined by the Lender in its sole discretion, then the principal subject to the Federal Funds Rate shall accrue or shall continue to accrue interest at the Prime-Based Rate.

         (b) Prohibition of Making, Maintaining, or Repayment of Principal at the Federal Funds Rate. If any treaty, statute, regulation, interpretation thereof, or any directive, guideline, or otherwise by a central bank or fiscal authority (whether or not having the force of law) shall either prohibit or extend the time at which any principal subject to the Federal Funds Rate may be purchased, maintained, or repaid, then on and as of the date the prohibition becomes effective, the principal subject to that prohibition shall continue at the Prime-Based Rate.

         (c) Payments of Principal and Interest to be Inclusive of Any Taxes or Costs. All payments of principal and interest shall include any taxes and costs incurred by Lender resulting from having principal outstanding hereunder at the Bank Offered Rate or the Federal Funds Rate. Without limiting the generality of the preceding obligation, illustrations of such taxes and costs are:

                  (i) Taxes (or the withholding of amounts for taxes) of any nature whatsoever including income, excise, and interest equalization taxes (other than income taxes imposed by the United States or any state thereof on the income of Lender), as well as all levies, imposts, duties, or fees whether now in existence or resulting from a change in, or promulgation of, any treaty, statute, regulation, interpretation thereof, or any directive, guideline, or otherwise, by a central bank or fiscal authority (whether or not having the force of law) or a change in the basis of, or time of payment of, such taxes and other amounts resulting therefrom;

                  (ii) Any other costs resulting from compliance with treaties, statutes, regulations, interpretations, or any directives or guidelines, or otherwise

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                  by a central bank or fiscal authority
                  (whether or not having the force of law);

                  (iii)  Any loss (including loss of anticipated
                  profits) or expense incurred by reason of the liquidation or re-employment of deposits acquired by Lender;

                          (A) To make a Loan or portion thereof or maintain principal outstanding at the Federal Funds Rate or the Bank Offered Rate; or

                          (B) As the result of a voluntary prepayment at a date other than the Interim Maturity Date selected for principal outstanding at the Bank Offered Rate; or

                          (C) As the result of a mandatory repayment at a date other than that Interim Maturity
                          Date selected for principal outstanding at the Bank Offered Rate as a result of the occurrence of an Event of Default and the acceleration of any portion of the indebtedness hereunder; or

                          (D)       As the result of a prohibition on
                          making, maintaining, or repaying principal outstanding at the Bank Offered Rate or the Federal Funds Rate.

         If Lender incurs any such taxes or costs, Borrower, upon demand in writing specifying such taxes and costs, shall promptly pay them; save for manifest error Lender's specification shall be presumptively deemed correct.

         SECTION 2.6 BASIS OF COMPUTATION. Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days, including the date a Loan is made and excluding the date a Loan or any portion thereof is paid or prepaid.

         SECTION 2.7 COMMITMENT FEE, REDUCTION OF COMMITMENT. Borrower agrees to pay Lender a commitment fee (the "Commitment Fee") of 0.15% per year on the average daily unused amount of the Commitment. The Commitment Fee shall commence to accrue on the date of this Agreement and shall be paid on the last day of each March, June, September and December in each year, beginning with the first of such dates to occur after the date of this Agreement, at maturity and upon payment in full. At any time or from time to time, upon at least ten days prior written notice, which shall be irrevocable, Borrower may reduce the Commitment in the amount of at least $1,000,000 or in full. Upon any such reduction of any part of the unused Commitment,

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the Commitment Fee on the part reduced shall be paid in full as of the date of such reduction.

                 SECTION 3 PAYMENTS AND PREPAYMENTS

         SECTION 3.1 PREPAYMENTS. Borrower may prepay without penalty or premium any principal bearing interest at the Prime-Based Rate or the Federal Funds Rate. If Borrower prepays any principal bearing interest at the Bank Offered Rate in whole or in part, or if the maturity of any such Bank Offered Rate principal is accelerated, then, to the fullest extent permitted by law Borrower shall also pay Lender for all losses (including but not limited to interest rate margin and any other losses of anticipated profits) and expenses incurred by reason of the liquidation or re-employment of deposits acquired by Lender to make the Loan or maintain principal outstanding at the Bank Offered Rate. The losses shall be determined based on a present value of the positive difference
(if any) between the Bank Offered Rate applicable to the Loan or portion of the Loan prepayed and the Lender's reinvestment rate.
Upon Lender's demand in writing specifying such losses and expenses, Borrower shall promptly pay them; Lender's specification shall be deemed correct in the absence of obvious error. All Loans or portions thereof made at the Bank Offered Rate shall be conclusively deemed to have been funded by or on behalf of Lender by the purchase of deposits corresponding in amount and maturity to the amount and interest periods selected (or deemed to have been selected) by Borrower under this Agreement. Any partial repayment or prepayment shall be in an amount of at least $100,000.

         SECTION 3.2 MANDATORY PREPAYMENTS. The Borrower shall immediately repay the Loans at any time or from time to time when the aggregate amount of Loans outstanding hereunder exceeds the Commitment on such day so that, after giving effect to such repayment, the aggregate amount of Loans outstanding hereunder is at all times equal to or less than the Commitment on such date.

         SECTION 3.3 FUNDS. All payments of principal, interest and Commitment Fee shall be made in immediately available funds to Lender at its banking office indicated above or as otherwise directed by Lender.

              SECTION 4  REPRESENTATIONS AND WARRANTIES

         To induce Lender to make each of the Loans, Borrower represents and warrants to Lender that:

         SECTION 4.l ORGANIZATION. Borrower is existing and in good standing as a duly qualified and organized bank holding company. Borrower and any Subsidiary (as defined below) are existing and in good standing under the laws of their respective jurisdiction, and are duly qualified, in good standing and authorized to do business in each jurisdiction where failure to do so might have a material adverse impact on the

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consolidated assets, condition or prospects of Borrower.  Borrower and any Subsidiary have the power and authority to own their properties and to carry on their businesses as now being conducted.

         SECTION 4.2 AUTHORIZATION; NO CONFLICT. The execution, delivery and performance of this Agreement and all related documents and instruments: (a) are within Borrower's powers; (b) have been authorized by all necessary corporate action; (c) have received any and all necessary governmental approval; and (d) do not and will not contravene or conflict with any provision of law or charter or by-laws of Borrower or any agreement affecting Borrower or its property.

         SECTION 4.3 FINANCIAL STATEMENTS. Borrower has supplied copies of the following financial or other statements to Lender:

         (a) The Borrower's unaudited consolidated financial statements as at March 31, 1998; and

         (b)  The Borrower's audited consolidated and
         consolidating financial statements as at December 31, 1997.

Such statements have been furnished to Lender, have been prepared in conformity with generally accepted accounting principles applied on a basis consistent with that of the preceding fiscal year, and fairly present the financial condition of Borrower and any Subsidiary as at such dates and the results of their operations for the respective periods then ended. Since the date of those financial statements, no material adverse change in the business, condition, properties, assets, operations, or prospects of Borrower or any Subsidiary has occurred of which Lender has not been advised in writing before this Agreement was signed. There is no known contingent liability of Borrower or any Subsidiary which is known to be in an amount in excess of $1,000,000 (excluding loan commitments, letters of credit, and other contingent liabilities incurred in the ordinary course of the banking business) in excess of insurance for which the insurer has confirmed coverage in writing which is not reflected in such financial statements or of which Lender has not been advised in writing before this Agreement was signed.

         SECTION 4.4 TAXES. Borrower and any Subsidiary have filed or caused to be filed all federal, state and local tax returns which, to the knowledge of Borrower or any Subsidiary, are required to be filed, and have paid or have caused to be paid all taxes as shown on such returns or on any assessment received by them, to the extent that such taxes have become due (except for current taxes not delinquent and taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been provided on the books of Borrower or the appropriate Subsidiary, and as to which no foreclosure, sale or similar proceedings have been commenced). Borrower and any Subsidiary have set up reserves which are adequate for the payment of additional taxes for years which have not been audited by the respective tax authorities.

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         SECTION 4.5  LIENS.  None of the assets of Borrower or any
Subsidiary are subject to any mortgage, pledge, title retention lien, or other lien, encumbrance or security interest: except: (a) for current taxes not delinquent or taxes being contested in good faith and by appropriate proceedings; (b) for liens arising in the ordinary course of business for sums not due or sums being contested in good faith and by appropriate proceedings, but not involving any deposits or Loan or portion thereof or borrowed money or the deferred purchase price of property or services; (c) to the extent specifically shown in the financial statements referred to above; (d) for liens in favor of Lender; and (e) liens and security interests securing deposits of public funds, repurchase agreements, Federal funds purchased, trust assets, and other similar liens granted in the ordinary course of the banking business.

         SECTION 4.6 ADVERSE CONTRACTS. Neither Borrower nor any Subsidiary is a party to any agreement or instrument or subject to any charter or other corporate restriction, nor is it subject to any judgment, decree or order of any court or governmental body, which may have a material and adverse effect on the business, assets, liabilities, financial condition, operations or business prospects of Borrower and its Subsidiaries taken as a whole or on the ability of Borrower to perform its obligations under this Agreement or the Note. Neither Borrower nor any Subsidiary has, nor with reasonable diligence should have had, knowledge of or notice that it is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any such agreement, instrument, restriction, judgment, decree or order.

         SECTION 4.7 REGULATION U. Borrower is not engaged principally in, nor is one of Borrower's important activities, the business of extending credit for the purpose of purchasing or carrying "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereinafter in effect.

         SECTION 4.8 LITIGATION AND CONTINGENT LIABILITIES. No litigation (including derivative actions), arbitration proceedings or governmental proceedings are pending or threatened against Borrower which would (singly or in the aggregate), if adversely determined, have a material and adverse effect on the financial condition, continued operations or prospects of Borrower or any Subsidiary, except as and if set forth (including estimates of the dollar amounts involved) in a schedule furnished by Borrower to Lender before this Agreement was signed.

         SECTION 4.9 FDIC INSURANCE. The deposits of each Subsidiary Bank of the Borrower are insured by the FDIC and no act has occurred which would adversely affect the status of such Subsidiary Bank as an FDIC insured bank.

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         SECTION 4.10  INVESTIGATIONS.  Neither the Borrower nor any
Subsidiary Bank is under investigation by, or is operating under the restrictions imposed by or agreed to in connection with, any regulatory authority.

         SECTION 4.11 SUBSIDIARIES. Attached hereto as Exhibit B is a correct and complete list of all Subsidiaries of Borrower.

         SECTION 4.12  YEAR 2000.

                  (a)  Borrower has:

                          (i) conducted an analysis of all of its products, services, businesses and operations, including without limitation surveys of Borrower's Systems (as defined below) and surveys of and discussions with customers, suppliers and vendors, to determine the extent to which Borrower or its Subsidiaries may be adversely affected by the Borrower's or its Subsidiaries' failure to be Year 2000 Compliant (as defined below);

                          (ii) developed a plan (the "Year 2000 Plan") to become Year 2000 Compliant and remedy any material loss it may suffer if it fails to be Year 2000 Compliant on a timely basis; and

                          (iii) implemented and continues to proceed with the Year 2000 Plan materially in accordance with its terms and timetables.

                  (b)  Borrower reasonably believes that the Year 2000
                          Plan, if implemented in accordance with its terms, will result in the Borrower being Year 2000 Compliant on a timely basis.

                  (c)  Borrower reasonably believes that each of its
                          customers, suppliers and vendors whose failure to be Year 2000 Compliant would have a material and adverse effect on the Borrower, is Year 2000 Compliant or has developed a plan to become Year 2000 Compliant and remedy any material loss such person may suffer if it fails to be Year 2000 Compliant on a timely basis with respect to all of its own computer systems and applications.

Borrower acknowledges and agrees that this Agreement and any other representation, warranty, schedule, certificate, statement, report, notice or other writing now or hereafter furnished by or on behalf of Borrower to the Lender in connection with being Year 2000 Compliant or its Year 2000 Plan is material to the Lender and that the Lender has relied and will continue to rely thereon. The Borrower agrees to provide such information, financial, technical or otherwise, concerning Borrower's Year 2000 Plan as Lender may reasonably request from time to time.

                            SECTION 5  COVENANTS

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         Until all obligations of Borrower hereunder and under the Note are paid and fulfilled in full, Borrower agrees that it shall, and shall cause any Subsidiary to, comply with the following covenants, unless
Lender consents otherwise in writing:

         SECTION 5.1 REPORTS, CERTIFICATES AND OTHER INFORMATION. Borrower shall furnish (or cause to be furnished) to Lender:

(a) Interim Reports. Within forty-five (45) days after the end of each quarter of each fiscal year of Borrower, a copy of an unaudited financial statement of Borrower and any Subsidiary prepared on a consolidated basis consistent with the consolidated financial statements of Borrower and any Subsidiary referred to above, signed by an authorized officer of Borrower and consisting of at least: (i) a balance sheet as at the close of such quarter; and (ii) a statement of earnings and source and application of funds for such quarter and for the period from the beginning of such fiscal year to the close of such quarter.

(b) Audit Report. Within 90 days after the end of each fiscal year of Borrower, a copy of an annual report of Borrower and any Subsidiary prepared on a consolidating and consolidated basis and in conformity with generally accepted accounting principles applied on a basis consistent with the consolidating and consolidated financial statements of Borrower and any Subsidiary referred to above, duly audited by independent certified public accountants of recognized standing satisfactory to Lender, accompanied by an opinion without significant qualification.

(c) Certificates. Contemporaneously with the furnishing of a copy of each annual report and of each quarterly statement provided for in this Section, a certificate dated the date of such annual report or such quarterly statement and signed by either the President, the Chief Financial Officer or the Treasurer of Borrower, to the effect that no Event of Default or Unmatured Event of Default has occurred and is continuing, or, if there is any such event, describing it and the steps, if any, being taken to cure it, and containing (except in the case of the certificate dated the date of the annual report) a computation of, and showing compliance with, any financial ratio or restriction contained in this Agreement.

(d) Reports to SEC and to Shareholders. Copies of each filing and report made by Borrower or any Subsidiary with or to any securities exchange or the Securities and Exchange Commission, except in respect of any single shareholder, and of each communication from Borrower or any Subsidiary to shareholders generally, promptly upon the filing or making thereof.

(e) Notice of Default, Litigation and ERISA Matters. Immediately upon learning of the occurrence of any of the following, written notice describing the same and

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the steps being taken by Borrower or any Subsidiary affected in respect thereof: (i) the occurrence of an Event of Default or an Unmatured Event of Default; (ii) the institution of, or any adverse determination in, any litigation, arbitration or governmental proceeding which is material to Borrower or any Subsidiary on a consolidated basis; (iii) the occurrence of a reportable event under, or the institution of steps by Borrower or any Subsidiary to withdraw from, or the institution of any steps to terminate, any employee benefit plans as to which Borrower or any of its Subsidiaries may have any liability and which may have a material adverse impact on the ability of Borrower to repay the Loans in full on a timely basis; or (iv) the issuance of any cease and desist order, memorandum of understanding, cancellation of insurance, or proposed disciplinary action from the FDIC or other regulatory entity.

         (f) Acquisition Documents. Within ten (10) days after the date hereof, evidence of consummation of the Borrower's acquisition of 16 branches from PNC Bank, N.A. in form and substance satisfactory to Lender and its counsel.

         (g) Notice of Change of Ownership. Within ten (10) days thereafter, written notice of any liquidation, dissolution, or merger, or consolidation by the Borrower or any Subsidiary with or into any other entity, or sale, lease, transfer or other disposition of all or a substantial part of their assets other than in the ordinary course of business as now conducted.

         (h) Other Information. From time to time such other information, financial or otherwise, concerning Borrower or any Subsidiary as Lender may reasonably request.

         SECTION 5.2 INSPECTION. At Borrower's expense if an Event of Default or Unmatured Event of Default has occurred or is continuing, Borrower and any Subsidiary shall permit Lender and its agents at any time during normal business hours to inspect their properties and to inspect and make copies of their books and records.

         SECTION 5.3  FINANCIAL REQUIREMENTS.

         (a) Net Worth. The Borrower shall maintain at all times a minimum consolidated Tangible Net Worth (as defined below) equal to at least the Tangible Net Worth Amount (as defined below). The parties hereto agree that the Tangible Net Worth Amount as at June 30, 1998 shall be deemed to be $100,000,000.

         (b) Total Debt to Net Worth. The Borrower's total indebtedness for borrowed money (specifically excluding the Capital Securities Indebtedness and the indebtedness for borrowed money of the Borrower's Subsidiaries) shall not at any time exceed thirty percent (30%) of its Tangible Net Worth (provided that nothing

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in this paragraph shall permit the Borrower to borrow except as specifically permitted elsewhere in this Agreement).

         (c) Leverage Ratio. The Borrower shall maintain at all times a Leverage Ratio of at least four and three-fourths of one percent (4.75%), calculated on a consolidated basis. Each Subsidiary Bank shall maintain at all times a Leverage Ratio at least five percent (5%).

         (d) Total Capital Ratio. The Borrower shall maintain at all times a Total Capital Ratio of not less than nine percent (9%), calculated on a consolidated basis. Each Subsidiary Bank shall maintain at all times a Total Capital Ratio of not less than ten percent (10%).

         (e) Tier 1 Capital Ratio. The Borrower shall maintain at all times a Tier 1 Capital Ratio of not less than six percent (6%), calculated on a consolidated basis. Each Subsidiary Bank shall maintain at all times a Tier 1 Capital Ratio of not less than six percent (6%).

         (f) Nonperforming Assets. All assets of all Subsidiary Banks and other Subsidiaries classified as "non-performing" (which shall include all loans in non-accrual status, more than ninety (90) days past due in principal or interest, restructured or renegotiated, or listed as "other restructured" or "other real estate owned") on the FDIC or other regulatory agency call report shall not exceed at any time three percent (3%) of the loans of the Borrower and its Subsidiaries on a consolidated basis.

         (h) Net Chargeoffs to Loans. The Subsidiary Banks on a consolidated basis shall not incur Net Chargeoffs in an amount greater than eighty-five one-hundredths of one percent (0.85%) of its average loans, calculated on a rolling four quarters basis as at the last day of each calendar quarter.

         (i) Loan Loss Reserves Ratio. Each Subsidiary Bank shall maintain at all times on a consolidated basis a ratio of loan loss reserves to non-performing loans of not less than one hundred percent (100%).

         SECTION 5.4 INDEBTEDNESS, LIENS AND TAXES. Borrower and any Subsidiary shall:

         (a) Indebtedness. Not incur, permit to remain outstanding, assume or in any way become committed for indebtedness in respect of borrowed money (specifically including but not limited to indebtedness in respect of money borrowed from financial institutions but excluding deposits), except: (i) indebtedness incurred hereunder or to Lender; (ii) indebtedness existing on the date of this Agreement shown on the financial statements furnished to Lender before this Agreement was

         signed; and (iii) indebtedness of the Subsidiary Banks arising in the ordinary course of the banking business of the Subsidiary Banks.

         (b) Liens. Not create, suffer or permit to exist any lien or encumbrance of any kind or nature upon any of their assets now or hereafter owned or acquired (specifically including but not limited to the capital stock of any of the Subsidiary Banks), or acquire or agree to acquire any property or assets of any character under any conditional sale agreement or other title retention agreement, but this Section shall not be deemed to apply to: (i) liens existing on the date of this Agreement of which Lender has been advised in writing before this Agreement was signed; (ii) liens of landlords, contractors, laborers or supplymen, tax liens, or liens securing performance or appeal bonds, or other similar liens or charges arising out of Borrower's business, provided that tax liens are removed before related taxes become delinquent and other liens are promptly removed, in either case unless contested in good faith and by appropriate proceedings, and as to which adequate reserves shall have been established and no foreclosure, sale or similar proceedings have commenced;
         (iii) liens in favor of Lender; (iv) liens in an aggregate amount at any time or from time to time not to exceed $2,500,000 and (v) liens on the assets of any Subsidiary Bank arising in the ordinary course of the banking business of such Subsidiary Bank.

         (c) Taxes. Pay and discharge all taxes, assessments and governmental charges or levies imposed upon them, upon their income or profits or upon any properties belonging to them, prior to the date on which penalties attach thereto, and all lawful claims for labor, materials and supplies when due, except that no such tax, assessment, charge, levy or claim need be paid which is being contested in good faith by appropriate proceedings as to which adequate reserves shall have been established, and no foreclosure, sale or similar proceedings have commenced.

         (d) Guaranties. Not assume, guarantee, endorse or otherwise become or be responsible in any manner (whether by agreement to purchase any obligations, stock, assets, goods or services, or to supply or loan or any portion thereof any funds, assets, goods or services, or otherwise) with respect to the obligation of any other person or entity, except: (i) by the endorsement of negotiable instruments for deposit or collection in the ordinary course of business, issuance of letters of credit or similar instruments or documents in the ordinary course of business; (ii) the Capital Securities Guarantee; and (iii) except as permitted by this Agreement.

         SECTION 5.5 INVESTMENTS AND LOANS. Neither Borrower nor any Subsidiary shall make any loan, advance, extension of credit or capital contribution to, or purchase or otherwise acquire for a consideration, evidences of indebtedness, capital stock or other securities of any legal entity, except that Borrower and any Subsidiary may:


         (a) purchase or otherwise acquire and own short-term money market items (specifically including but not limited to preferred stock mutual funds);

         (b) invest, by way of purchase of securities or capital contributions, in the Subsidiary Banks or any other bank or banks, and upon Borrower's purchase or other acquisition of twenty-five percent (25%) or more of the stock of any bank, such bank shall thereupon become a "Subsidiary Bank" for all purposes under this Agreement;

         (c) invest, by way of loan, advance, extension of credit
         (whether in the form of lease, conditional sales agreement, or otherwise), purchase of securities, capital contributions, or otherwise, in Subsidiaries other than banks or Subsidiary Banks; and

         (d) make any investment permitted by applicable governmental laws and regulations.

Nothing in this Section 5.5 shall prohibit the Borrower or any Subsidiary Bank from making loans, advances, or other extensions of credit in the ordinary course of banking upon substantially the same terms as heretofore extended by them in such business or upon such terms as may at the time be customary in the banking business.

         SECTION 5.6 CAPITAL STRUCTURE. Borrower shall continue to own, directly or indirectly, the same (or greater) percentage of the stock and partnership, joint venture, or other equity interest in each Subsidiary that it held on the date of this Agreement, and no Subsidiary shall issue any additional stock or partnership, joint venture or other equity interests, options or warrants in respect thereof, or securities convertible into such securities or interests, other than to Borrower.

         SECTION 5.7 MAINTENANCE OF PROPERTIES. Borrower and any Subsidiary shall maintain, or cause to be maintained, in good repair, working order and condition, all their properties (whether owned or held under lease), and from time to time make or cause to be made all needed and appropriate repairs, renewals, replacements, additions, and improvements thereto, so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

         SECTION 5.8 INSURANCE. Borrower and any Subsidiary shall maintain insurance in responsible companies in such amounts and against such risks as is required by law and such other insurance, in such amount and against such hazards and liabilities, as is customarily maintained by bank holding companies and banks similarly situated. Each Subsidiary
Bank shall have deposits insured by the FDIC.

         SECTION 5.9  USE OF PROCEEDS.


         (a) General. Borrower and any Subsidiary shall not use or permit any proceeds of the Loans to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of "purchasing or carrying any margin stock" within the meaning of Regulations U or X of the Board of Governors of the Federal Reserve System, as amended from time to time. If requested by Lender, Borrower and any Subsidiary will furnish to Lender a statement in conformity with the requirements of Federal Reserve Form U-1. No part of the proceeds of the Loans will be used for any purpose which violates or is inconsistent with the provisions of Regulation U or X of the Board of Governors.

         (b) Tender Offers and Going Private. Neither Borrower nor any Subsidiary shall use (or permit to be used) any proceeds of the Loans to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended, or any regulations or rulings thereunder.

         SECTION 5.10 COMPLIANCE WITH LAW. The Borrower and each Subsidiary shall be in material compliance with all laws and regulations (whether federal, state or local and whether statutory, administrative, judicial or otherwise) and with every lawful governmental order or similar actions (whether administrative or judicial), specifically including but not limited to all requirements of the Bank Holding Company Act of 1956, as amended, and with the existing regulations of the Board of Governors of the Federal Reserve System relating to bank holding companies.

         SECTION 5.11 CAPITAL SECURITIES OBLIGATIONS. The Borrower shall not, and shall not permit any Subsidiary to, (a) purchase, accelerate the maturity date of, prepay or defease any of the Capital Securities Indebtedness or the Capital Securities or (b) supplement, modify or amend any term or provision of the Capital Securities Issuer's
Certificate of Trust, the Indenture, the Capital Securities Guarantee, or any other agreement, document or instrument creating or evidencing the Capital Securities Indebtedness, the Capital Securities Guarantee or the Capital Securities. The Borrower shall continue to own all of the Common Securities of the Capital Securities Issuer while the Capital Securities, the Capital Securities Guarantee or the Capital Securities Indebtedness are outstanding. The Borrower shall provide prompt notice to the Lender of (a) any change in the Trustee under the Indenture and
(b) any change in the address for notice to such Trustee thereunder.

SECTION 6  CONDITIONS OF LENDING

         SECTION 6.l DOCUMENTATION; NO DEFAULT. The obligation of Lender to make any Loan is subject to the following conditions precedent:

         (a) Initial Documentation. Lender shall have received all of the following promptly upon the execution and delivery hereof, each duly executed and dated the date hereof, in form and substance satisfactory to Lender and its counsel, at

         the expense of Borrower, and in such number of signed counterparts as Lender may request (except for the Note, of which only the original shall be signed):

                (i) Note. The Note in the form of Exhibit A, with appropriate insertions;

                (ii) Resolution; Certificate of Incumbency. A copy of a resolution of the Board of Directors of Borrower authorizing or ratifying the execution, delivery and performance, respectively, of this Agreement, the Note and the other documents provided for in this Agreement, certified by an appropriate officer of Borrower, together with a certificate of an appropriate officer of Borrower, certifying the names of the officer(s) of Borrower authorized to sign this Agreement, the Note and the other documents provided for in this Agreement, together with a sample of the true signature of each such person (Lender may conclusively rely on such certificate until formally advised by a like certificate of any changes therein);

                (iii) Governing Documents. A copy of the articles of incorporation and by-laws of Borrower, certified by an appropriate officer of Borrower;

                (iv) Certificate of No Default. A certificate signed by an appropriate officer of Borrower to the effect that: (A) no Event of Default or Unmatured Event of Default has occurred and is continuing or will result from the making of the first Loan; and
                (B) the representations and warranties of Borrower contained herein are true and correct as at the date of the first Loan as though made on that date;

                (v) Opinion of Counsel to Borrower. An opinion of counsel to Borrower to such effect as Lender may require; and

                (vi) Miscellaneous. Such other documents and certificates as Lender may reasonably request.

         (b) Representations and Warranties True. At the date of each Loan, Borrower's representations and warranties set forth herein shall be true and correct as of such date as though made on such date.

         (c) No Default. At the time of each Loan, and immediately after giving effect to such Loan, no Event of Default or Unmatured Event of Default shall have occurred and be continuing at the time of such Loan, or would result from the making of such Loan.

         SECTION 6.2 AUTOMATIC UPDATE OF REPRESENTATIONS AND WARRANTIES AND NO-DEFAULT CERTIFICATE; CERTIFICATE AT LENDER'S OPTION. The request by Borrower for any Loan shall be deemed a

representation and warranty by Borrower that the statements in subsections (b) and (c) of Section 6.l are true and correct on and as at the date of each succeeding Loan, as the case may be. Upon receipt of each Loan request Lender in its sole discretion shall have the right to request that Borrower provide to Lender, prior to Lender's funding of the Loan, a certificate executed by Borrower's President, Treasurer, or Chief Financial Officer to such effect.

SECTION 7  DEFAULT

         SECTION 7.1 EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default":

         (a) failure to pay, when and as due, any principal, interest or other amounts payable hereunder; or

         (b) any default, event of default, or similar event shall occur or continue under any other instrument, document, note, agreement, or guaranty delivered to Lender in connection with this Agreement, or any such instrument, document, note, agreement, or guaranty shall not be, or shall cease to be, enforceable in accordance with its terms; or

         (c) there shall occur any default or event of default, or any event or condition that might become such with notice or the passage of time or both, or any similar event, or any event that requires the prepayment of borrowed money or the acceleration of the maturity thereof, under the terms of any evidence of indebtedness or other agreement issued or assumed or entered into by Borrower, any Subsidiary or any Guarantor, or under the terms of any indenture, agreement, or instrument under which any such evidence of indebtedness or other agreement is issued, assumed, secured, or guaranteed, and such event shall continue beyond any applicable period of grace; or

         (d) any representation, warranty, schedule, certificate, financial statement, report, notice, or other writing furnished by or on behalf of Borrower, any Subsidiary or any Guarantor to Lender is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified; or

         (e)    Borrower or any Subsidiary shall fail to comply with
         Section 5.2(f) hereof; or failure to comply with or perform any agreement or covenant of Borrower contained herein, which failure does not otherwise constitute an Event of Default, and such failure shall continue unremedied for thirty (30) days after notice thereof to Borrower by Lender; or

         (f) Any Guarantor shall dissolve, liquidate, merge, consolidate, or cease to be in existence for any reason;
         or


         (g) any proceeding (judicial or administrative) shall be commenced against Borrower, any Subsidiary or any Guarantor, or with respect to any assets of Borrower, any Subsidiary or any Guarantor which shall reasonably threaten to have a material and adverse effect on the assets, condition or prospects of Borrower, any Subsidiary or any Guarantor; or final judgment(s) and/or settlement(s) in an aggregate amount in excess of $1,000,000 in excess of insurance for which the insurer has confirmed coverage in writing, a copy of which writing has been furnished to Lender, shall be entered or agreed to in any suit or action commenced against Borrower, any Subsidiary or any Guarantor; or

         (h) the FDIC or other regulatory entity shall issue or agree to enter into a letter agreement, memorandum of understanding, or a cease and desist order with or against the Borrower or any Subsidiary; or the FDIC or other regulatory entity shall issue or enter into an agreement, order, or take any similar action with or against the Borrower or any Subsidiary materially adverse to the business or operation of the Borrower or any Subsidiary; or

         (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, liquidation, dissolution, or similar proceeding, domestic or foreign, is instituted by or against Borrower, any Subsidiary or any Guarantor; or Borrower, any Subsidiary or any Guarantor shall take any steps toward, or to authorize, such a proceeding; or

         (j) Borrower, any Subsidiary or any Guarantor shall become insolvent, generally shall fail or be unable to pay its debts as they mature, shall admit in writing its inability to pay its debts as they mature, shall make a general assignment for the benefit of its creditors, shall enter into any composition or similar agreement, or shall suspend the transaction of all or a substantial portion of its usual business.

         SECTION 7.2             DEFAULT REMEDIES.

         (a) Upon the occurrence and during the continuance of any Event of Default specified in Section 7.l (a)-(h), Lender at its option may declare the Note (principal, interest and other amounts) and any other amounts owed to the Lender, including without limitation any accrued but unpaid Commitment Fee, immediately due and payable without prior notice or demand of any kind. Upon the occurrence of any Event of Default specified in Section
         7.l (i)-(j), the Note (principal, interest and other amounts) and any other amounts owed to the Lender, including without limitation any accrued but unpaid Commitment Fee, shall be immediately and automatically due and payable without action of any kind on the part of Lender. Upon the occurrence and during the continuance of any Event of Default, any obligation of Lender to make any Loan shall immediately and

         automatically terminate without action of any kind on the part of Lender, and Lender may exercise any rights and remedies under this Agreement, the Note, any related document or instrument (including without limitation any pertaining to collateral), and at law or in equity.

         (b) Lender may, by written notice to Borrower, at any time and from time to time, waive any Event of Default or Unmatured Event of Default, which shall be for such period and subject to such conditions as shall be specified in any such notice. In the case of any such waiver, Lender and Borrower shall be restored to their former position and rights hereunder, and any Event of Default or Unmatured Event of Default so waived shall be deemed to be cured and not continuing; but no such waiver shall extend to or impair any subsequent or other Event of Default or Unmatured Event of Default. No failure to exercise, and no delay in exercising, on the part of Lender of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of Lender herein provided are cumulative and not exclusive of any rights or remedies provided by law.

SECTION 8  DEFINITIONS

                SECTION 8.1  GENERAL.  As used herein:

         (a) The term "Banking Day" means a day on which Lender is open at its main office for the purpose of conducting a commercial banking business and is not authorized to close.

         (b) The term "Capital Securities" shall mean capital securities issued by the Capital Securities Issuer (i) which do not exceed $25,000,000 in aggregate principal amount, (ii) which are subject to mandatory redemption not earlier than the date 30 years after issuance, and
         (iii) which may not be optionally redeemed earlier than 10 years after issuance (except upon the occurrence of specific conditions provided for in connection therewith.

         (c) The term "Capital Securities Guarantee" shall mean, collectively, the Series A Capital Securities Guarantee Agreement dated February 11, 1997 relating to the Series A Capital Securities between the Borrower and The Chase Manhattan Bank, as Guarantee Trustee and the Common Securities Guarantee Agreement dated February 11, 1997 relating to the Common Securities.

         (d) The term "Capital Securities Indebtedness" shall mean Series A Junior Subordinated Debentures and the Series B Junior Subordinated Debentures issued as a separate series under the Indenture, payable to the Capital Securities Issuer.


         (e)  The term "Capital Securities Issuer" shall mean
         First Western Capital Trust I, a trust formed under the laws of the State of Delaware.

         (f) The term "Commitment" means: (i) $25,000,000.00 from the date hereof through but not after June 30, 2000; (ii) $21,666,666.00 from July 1, 2000 through but not after June 30, 2001; (iii) $18,333,333.00 from July 1, 2001 through but not after June 30, 2002; and (iv) $15,000,000.00 from July 1, 2002 and thereafter.

         (g) The term "Common Securities" shall mean the common securities of the Capital Securities Issuer referred to in the Indenture.

         (h)  The term "FDIC" means the Federal Deposit Insurance
         Corporation and any successor thereof.

         (i) The term "Federal Funds Margin" means for any day a rate equal to: (i) 1% for those days when the Borrower has a Level I Status (as defined below); (ii) 1.125% for those days when the Borrower has a Level II Status (as defined below); or (iii) 1.25% for those days when the Borrower has a Level III Status (as defined below).

         (j) The term "Guarantor" means any person or entity, or any persons or entities severally, now or hereafter guarantying payment or collection of all or any part of the Loans or any other liabilities owed by Borrower to Lender.

         (k) The term "Indenture" means the Indenture dated as of February 11, 1997, as amended and supplemented from time to time, between the Borrower and The Chase Manhattan
         Bank, as trustee.

         (l) The term "Interest Period" means, with regard to Bank Offered Rate Loans, the amount of days from the date an interest rate is to be in effect to the date such interest period matures according to its terms.

         (m) The term "Interim Maturity Date" means the last day of any Interest Period.

         (n) The term "Level I Status" exists at any date if, at such date: (i) the Borrower's Leverage Ratio is greater than 7%; (ii) the Borrower's Tier 1 Capital Ratio is greater than 8%; and (iii) the Borrower's Total Capital Ratio is greater than 12%.

         (o) The term "Level II Status" exists at any date if, at such date a Level I Status does not exist and: (i) the Borrower's Leverage Ratio is greater than 5%; (ii) the Borrower's Tier 1 Capital Ratio is greater than 6%; and
         (iii) the Borrower's Total Capital Ratio is greater than
         10%.


         (p) The term "Level III Status" exists at any date if, at such date a Level I Status and Level II Status does not exist.

         (q)  The term "Leverage Ratio" means a ratio of Tier 1
         Capital to average quarterly assets less all non-qualified intangible assets of such entity.

         (r) The term "Net Chargeoffs" shall mean for any given fiscal year the consolidated total of gross loan chargeoffs for such fiscal year net of recoveries made during such fiscal year.

         (s) The term "Prime Rate" means that rate of interest announced from time to time by Lender called its prime rate, which rate may not at any time be the lowest rate charged by Lender. Changes in the rate of interest on the Loans resulting from a change in the Prime Rate shall take effect on the date set forth in each announcement of a change in the Prime Rate.

         (t) The term "Prime Rate Margin" means for any day a rate equal to: (i) 1% for those days when the Borrower has a Level I Status (as defined below); (ii) 0.75% for those days when the Borrower has a Level II Status (as defined below); or (iii) 0.5% for those days when the Borrower has a Level III Status (as defined below).

         (u) The term "Risk-Weighted Assets" means the same as that determined under the capital formula currently used by the Federal Reserve Board.

         (v) The term "Subsidiary" means any corporation, partnership, joint venture, trust, or other legal entity of which Borrower owns directly or indirectly twenty-five percent (25%) or more of the outstanding voting stock or interest, or of which Borrower has effective control, by contract or otherwise (including, without limitation, the Capital Securities Issuer). The term Subsidiary includes each Subsidiary Bank unless stated otherwise explicitly.

         (w) The term "Subsidiary Bank" means each Subsidiary which is a bank.

         (x) The term "Tangible Net Worth" means at any date the total shareholders' equity (including all classes of capital stock, capital surplus, additional paid-in capital, retained earnings, contingencies, and capital reserves plus the amount of the Capital Securities to the extent treated as Tier 1 Capital of the Borrower), minus the cost of common stock reacquired by the Borrower and other capital accounts of the Borrower at such date, minus goodwill, patents, trademarks, service marks, trade names, copyrights, and all intangible assets (including without limitation "core-deposit intangibles" and unidentifiable intangibles resulting from acquisitions) and all items that are treated as intangible assets

         under generally accepted accounting principles or that otherwise fit within the definition of "intangible assets" in the instructions for the call report of the FDIC.

         (y) The term "Tangible Net Worth Amount" means (a) the Tangible Net Worth Amount calculated and applied for purposes of Section 5.3(a) of this Agreement to the Borrower's four fiscal quarters ending on the last day of each June, September, December and March immediately preceding each Tangible Net Worth Calculation Date plus
         (b) 50% of the amount (if positive) of the after tax net earnings of the Borrower for the Borrower's four fiscal quarters ending on the last day of each June, September, December and March immediately preceding each Tangible Net Worth Calculation Date.

         (z) The term "Tangible Net Worth Calculation Date" means the last day of each June of each year.

         (aa) The term "Termination Date" means June 30, 2003, or such earlier date on which the Commitment is terminated pursuant to Section 7.2 hereinabove.

         (bb) The term "Tier 1 Capital" means the same as that determined under the capital formula currently used by the Federal Reserve Board.

         (cc)  The term "Tier 1 Capital Ratio" means a ratio of
         Tier 1 Capital to Risk-Weighted Assets of such entity.

         (dd) The term "Total Capital" means the same as that determined under the capital formula currently used by the Federal Reserve Board.

         (ee) The term "Total Capital Ratio" means a ratio of Total Capital to Risk-Weighted Assets of such entity.

         (ff) The term "Trust Agreement" means the Declaration of Trust dated February 4, 1997, as amended by the Amended and Restated Declaration of Trust dated February 11, 1997 relating to the Trust among the Borrower, as Sponsor, The Chase Manhattan Bank, as Property Trustee, Chase Manhattan Bank Delaware, as Delaware Trustee, and the Administrative Trustees named therein.

         (gg) The term "Unmatured Event of Default" means an event or condition which would become an Event of Default with notice or the passage of time or both.

         (hh) The term "Year 2000 Compliant" means that all of such person(s) computer systems and applications, including without limitation software and hardware ("Systems"), will function prior to, during, and after the calendar year 2000, and that no change in or to such calendar year will have a material effect on the performance of the Systems or on the functioning of such person's business.


         (ii) Except as and unless otherwise specifically provided herein, all accounting terms shall have the meanings given to them by generally accepted accounting principles and shall be applied and all reports required by this Agreement shall be prepared, in a manner consistent with the financial statements referred to above.

         SECTION 8.2 APPLICABILITY OF SUBSIDIARY REFERENCES. Terms hereof pertaining to any Subsidiary shall apply only during such times as Borrower has any Subsidiary.

SECTION 9  NO INTEREST OVER LEGAL RATE.

         Borrower does not intend or expect to pay, nor does Lender intend or expect to charge, accept or collect any interest which, when added to any fee or other charge upon the principal which may legally be treated as interest, shall be in excess of the highest lawful rate. If acceleration, prepayment or any other charges upon the principal or any portion thereof, or any other circumstance, result in the computation or earning of interest in excess of the highest lawful rate, then any and all such excess is hereby waived and shall be applied against the remaining principal balance. Without limiting the generality of the foregoing, and notwithstanding anything to the contrary contained herein or otherwise, no deposit of funds shall be required in connection herewith which will, when deducted from the principal amount outstanding hereunder, cause the rate of interest hereunder to exceed the highest lawful rate.

SECTION l0  PAYMENTS, ETC.

         All payments hereunder shall be made in immediately available funds, and shall be applied first to accrued interest and then to principal; however, if an Event of Default occurs, Lender may, in its sole discretion, and in such order as it may choose, apply any payment to interest, principal and/or lawful charges and expenses then accrued. Borrower shall receive immediate credit on payments received during Lender's normal banking hours if made in cash, immediately available funds, or by debit to available balances in an account at Lender; otherwise payments shall be credited after clearance through normal banking channels. Borrower authorizes Lender to charge any account of Borrower maintained with Lender for any amounts of principal, interest, taxes, duties, or other charges or amounts due or payable hereunder, with the amount of such payment subject to availability of collected balances in Lender's discretion; unless Borrower instructs otherwise, all Loans shall be credited to an account(s) of Borrower with Lender. LENDER AT ITS OPTION MAY MAKE LOANS HEREUNDER UPON TELEPHONIC INSTRUCTIONS AND IN SO DOING SHALL BE FULLY ENTITLED TO RELY SOLELY UPON INSTRUCTIONS, INCLUDING INSTRUCTIONS TO MAKE TRANSFERS TO THIRD PARTIES, REASONABLY BELIEVED BY LENDER TO HAVE BEEN GIVEN BY AN AUTHORIZED PERSON, WITHOUT INDEPENDENT INQUIRY OF ANY TYPE. All payments shall be made without

deduction for or on account of any present or future taxes, duties or other charges levied or imposed on this Agreement, the Note, the Loans or the proceeds, Lender or Borrower by any government or political subdivision thereof. Borrower shall upon request of Lender pay all such taxes, duties or other charges in addition to principal and interest, including without limitation all documentary stamp and intangible taxes, but excluding income taxes based solely on Lender's income.

SECTION ll SETOFF.

         At any time and without notice of any kind, any account, deposit or other indebtedness owing by Lender to Borrower, and any securities or other property of Borrower delivered to or left in the possession of Lender or its nominee or bailee, may be set off against and applied in payment of any obligation hereunder, whether due or not.

SECTION 12  NOTICES

         All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made when deposited in the mail, postage prepaid, addressed if to Lender to its office indicated above (Attention: Division Head, Correspondent Services Division), and if to Borrower to its address set forth below, or to such other address as may be hereafter designated in writing by the respective parties hereto or, as to Borrower, may appear in Lender's records.

SECTION l3  MISCELLANEOUS.

                This Agreement and any document or instrument executed in connection herewith shall be governed by and construed in accordance with the internal law of the State of Illinois, and shall be deemed to have been executed in the State of Illinois. Unless the context requires otherwise, wherever used herein the singular shall include the plural and vice versa, and the use of one gender shall also denote the other. Captions herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof; references herein to Sections or provisions without reference to the document in which they are contained are references to this Agreement. This Agreement shall bind Borrower successors and assigns, and shall inure to the benefit of Lender, its successors and assigns, except that Borrower may not transfer or assign any of its rights or interest hereunder without the prior written consent of Lender. Borrower agrees to pay upon demand all reasonable expenses (including without limitation attorneys' fees, legal costs and expenses, and time charges of attorneys who may be employees of Lender, in each case whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by Lender or any holder hereof in connection with the enforcement or preservation of its rights hereunder or under any document or instrument executed in connection herewith. Except as otherwise specifically provided herein, Borrower expressly and irrevocably waives presentment, protest, demand and notice of any kind in connection herewith. Lender may, by written notice to Borrower, at any time

and from time to time, waive any Event of Default or Unmatured Event of Default, which shall be for such period and subject to such conditions as shall be specified in any such notice. In the case of any such waiver, Lender and Borrower shall be restored to their former position and rights hereunder and under the Note, respectively, and any Event of Default or Unmatured Event of Default so waived shall be deemed to be cured and not continuing; but no such waiver shall extend to or impair any subsequent or other Event of Default or Unmatured Event of Default. No failure to exercise, and no delay in exercising, on the part of Lender of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of Lender herein provided are cumulative and not exclusive of any rights or remedies provided by law.

SECTION 14  WAIVER OF JURY TRIAL, ETC.

         BORROWER HEREBY IRREVOCABLY AGREES THAT, SUBJECT TO LENDER'S SOLE AND ABSOLUTE ELECTION, ALL SUITS, ACTIONS OR OTHER PROCEEDINGS WITH RESPECT TO, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION HEREWITH SHALL BE SUBJECT
TO LITIGATION IN COURTS HAVING SITUS WITHIN OR JURISDICTION OVER COOK COUNTY, ILLINOIS. BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN OR HAVING JURISDICTION OVER SUCH COUNTY, AND HEREBY IRREVOCABLY WAIVES ANY RIGHT
IT MAY HAVE TO REQUEST OR DEMAND TRIAL BY JURY, TO TRANSFER OR CHANGE
THE VENUE OF ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT BY LENDER IN ACCORDANCE WITH THIS PARAGRAPH, OR TO CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.



[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered by their respective duly authorized officer as of the day and year first above written.



                                           FIRST WESTERN BANCORP, INC.

                                           By: /s/Robert H. Young
                                               ------------------

                                           Title: Executive Vice President,
                                                  Chief Financial Officer,
                                                  Secretary and Treasurer

                                           Address for notices:

                                           101 E. Washington Street
                                           New Castle, Pennsylvania 16101
                                           Attention: Chief Financial Officer


                                           THE NORTHERN TRUST COMPANY

                                           By: /s/ T.E. Bernhardt
                                               ------------------
                                           Title: Vice President

REVOLVING CREDIT NOTE
(Bank Holding Company)

                                                            Chicago, Illinois
                                                            June 26, 1998

         FOR VALUE RECEIVED, on or before the Termination Date (as defined in the Agreement), FIRST WESTERN BANCORP, INC., a corporation formed under the laws of the State of Pennsylvania ("Borrower"), promises to pay to the order of THE NORTHERN
TRUST COMPANY, an Illinois banking corporation (hereafter, together with any subsequent holder hereof, called "Lender"), at its main banking office at 50 South LaSalle Street, Chicago, Illinois 60675, or at such other place as Lender may direct, the aggregate unpaid principal balance of each advance
(a "Loan" and collectively the "Loans") made by Lender to Borrower hereunder. The total principal amount of Loans outstanding at any one time hereunder shall not exceed the Commitment (as defined in the Agreement).

         Lender is hereby authorized by Borrower at any time and from time to time at Lender's sole option to attach a schedule
(grid) to this Note and to endorse thereon notations with respect to each Loan specifying the date and principal amount thereof, and the date and amount of each payment of principal and interest made by Borrower with respect to each such Loan. Lender's endorsements as well as its records relating to Loans shall be rebuttably presumptive evidence of the outstanding principal and interest on the Loans, and, in the event of inconsistency, shall prevail over any records of Borrower and any written confirmations of Loans given by Borrower.

         Borrower agrees to pay interest on the unpaid principal amount from time to time outstanding hereunder at on the dates and at the rate or rates as set forth in the Agreement (as hereinafter defined).

         Payments of both principal and interest are to be made in immediately available funds in lawful money of the United
States of America.

         This Note evidences indebtedness incurred under a Revolving Credit Agreement dated as of the date hereof executed by and between the Borrower and Lender (and, if amended, restated or replaced, all amendments, restatements and replacements thereto or therefor, if any)(the "Agreement"), to which Agreement reference is hereby made for a statement of its terms and provisions, including without limitation those under which this Note may be paid prior to its due date, be subject to a mandatory prepayment or have its due date accelerated.

         This Note and any document or instrument executed in connection herewith shall be governed by and construed in accordance with the internal law of the State of Illinois, and shall be deemed to have been executed in the State of Illinois. Unless the

context requires otherwise, wherever used herein the singular shall include the plural and vice versa, and the use of one gender shall also denote the other. Captions herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof; references herein to Sections or provisions without reference to the document in which they are contained are references to this Note. This Note shall bind Borrower successors and assigns, and shall inure to the benefit of Lender, its successors and assigns, except that Borrower may not transfer or assign any of its rights or interest hereunder without the prior written consent of Lender. Borrower agrees to pay upon demand all reasonable expenses (including without limitation attorneys' fees, legal costs and expenses, and time charges of attorneys who may be employees of Lender, in each case whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by Lender or any holder hereof in connection with the enforcement or preservation of its rights hereunder or under any document or instrument executed in connection herewith. Borrower expressly and irrevocably waives presentment, protest, demand and notice of any kind in connection herewith.


                                         FIRST WESTERN BANCORP, INC.

                                         By: /s/ Stephen R. Sant
                                             -------------------

                                         Title: Executive Vice President